UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OF 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 20, 2010
NATURAL RESOURCE PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-31465	35-2164875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Jefferson, Suite 3600
Houston, Texas	77002
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (713) 751-7507
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
  The Contribution Agreement
     On September 20, 2010, Natural Resource Partners L.P. (the “Partnership”) entered into a Contribution Agreement (the “Contribution Agreement”) by and among the Partnership, its general partner, NRP (GP) LP (the “General Partner”), Western Pocahontas Properties Limited Partnership, Great Northern Properties Limited Partnership, New Gauley Coal Corporation and NRP Investment L.P. (collectively, but excluding the Partnership, the “IDR Holders”) whereby the IDR Holders collectively contributed all of the incentive distribution rights representing limited partner interests in the Partnership (the “IDRs”) to the Partnership in exchange for the issuance by the Partnership to the IDR Holders of 32,000,000 common units representing limited partner interests in the Partnership (the “New Units”). The Partnership cancelled the IDRs following the acquisition thereof.
     The foregoing description of the Contribution Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated by reference herein.

Item 3.02	Unregistered Sale of Equity Securities
     As discussed in Item 1.01 of this Current Report, the Partnership entered into the Contribution Agreement on September 20, 2010. Pursuant to the terms of the Contribution Agreement, the Partnership will issue the New Units to the IDR Holders. The New Units were offered and issued in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

Item 3.03	Material Modifications to Rights of Security Holders
     Fourth Amended and Restated Agreement of Limited Partnership of the Partnership
     At the closing of the Contribution Agreement, the Partnership entered into the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership (the “Fourth Partnership Agreement”), to, among other things, reflect the cancellation of the IDRs, remove references to the subordinated units and Class B units (all of which previously converted into common units), and to make certain other changes thereto. The other changes included a modification removing the General Partner’s obligation to make capital contributions to maintain its 2% interest.
     After giving effect to this amendment and restatement, the concepts of minimum quarterly distribution, operating surplus and capital surplus will cease to have any significance and all cash distributions will be made in accordance with the description attached hereto as Exhibit 99.1.
     The foregoing description of the Fourth Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     As discussed above in Item 3.03 of this Current Report, which is incorporated herein by reference, the Partnership entered into the Fourth Partnership Agreement in connection with entry into the Contribution Agreement on September 20, 2010.

Item 7.01	Regulation FD Disclosure
     In accordance with General Instructions B.2. and B.6 of Form 8-K, the following information and the exhibit referenced therein are being furnished under Item 7.01 of Form 8-K and are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, are not subject to the liabilities of that section and are not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
     On September 20, 2010, Natural Resource Partners L.P. announced via press release the issuance of the New Units and the cancellation of the IDRs. A copy of the press release is attached hereto as Exhibit 99.2.

Item 8.01	Other Events
     Fourth Amended and Restated Agreement of Limited Partnership of the General Partner
     At the closing of the Contribution Agreement, the General Partner entered into the Fourth Amended and Restated Agreement of Limited Partnership of the General Partner (“General Partner Partnership Agreement”) to

make such changes as are necessary to reflect the cancellation of the IDRs once contributed by the IDR Holders pursuant to the Contribution Agreement.
     The foregoing description of the General Partner Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 3.2 to this Current Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibit
3.1	Fourth Amended and Restated Agreement of Limited Partnership of Natural Resource Partners L.P., dated as of September 20, 2010.

3.2	Fourth Amended and Restated Agreement of Limited Partnership of NRP (GP) LP, dated as of September 20, 2010.

10.1	Contribution Agreement, dated as of September 20, 2010, by and among Natural Resource Partners L.P., NRP (GP) LP, Western Pocahontas Properties Limited Partnership, Great Northern Properties Limited Partnership, New Gauley Coal Corporation and NRP Investment L.P.

99.1	Description of certain provisions of the Fourth Amended and Restated Agreement of Limited Partnership of Natural Resource Partners L.P.

99.2	Press release dated September 20, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL RESOURCE PARTNERS L.P. (Registrant)
By:	NRP (GP) LP,
its General Partner

By:	GP Natural Resource Partners LLC,
its General Partner

Dated: September 20, 2010	By:	/s/ Wyatt L. Hogan
Wyatt L. Hogan
Vice President, General Counsel and Secretary

EXHIBIT INDEX

(d)	Exhibit
3.1	Fourth Amended and Restated Agreement of Limited Partnership of Natural Resource Partners L.P., dated as of September 20, 2010.

3.2	Fourth Amended and Restated Agreement of Limited Partnership of NRP (GP) LP, dated as of September 20, 2010.

10.1	Contribution Agreement, dated as of September 20, 2010, by and among Natural Resource Partners L.P., NRP (GP) LP, Western Pocahontas Properties Limited Partnership, Great Northern Properties Limited Partnership, New Gauley Coal Corporation and NRP Investment L.P.

99.1	Description of certain provisions of the Fourth Amended and Restated Agreement of Limited Partnership of Natural Resource Partners L.P.

99.2	Press release dated September 20, 2010.